                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2005
                                                         ---------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

  DELAWARE                            0-21324                  06-1344888
  --------------------------------------------------------------------------
  (State or other jurisdiction      (Commission             (IRS Employer
  of incorporation)                 File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
                 ----------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
                                                            ------------

       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2005, NYFIX, Inc. (the "Company")  announced that it will delay the filing of its 2004 Annual  Report on Form 10-K for the year ended  December  31,
2004 currently due March 31, 2005. The Company also announced that it will delay
filing  its   Management   Report  on  Internal   Control  as  required  by  the
Sarbanes-Oxley  Act of 2002. The Company had  anticipated  filing its Management
Report on Internal  Control by the extended  filing  deadline of April 30, 2005.
However, due to the delay in the filing of its Form 10-K, it no longer qualifies for the automatic forty-five day extension. The text of the press release issued by the  Company is  furnished  as  Exhibit  99.1 and is  incorporated  herein by reference.

As previously  announced,  the Company expects to restate its audited  financial statements  for the years ended  December 31, 2003 and 2002 included in its 2004
Annual  Report on Form 10-K and is  evaluating  whether it needs to restate  its unaudited results for each of the first three quarters of 2004.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     EXHIBIT NO.    EXHIBITS
     -----------    --------

     99.1           Press release of NYFIX, Inc. dated March 30, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          NYFIX, INC.

                                          By: /S/ Mark R. Hahn
                                              ------------------------------
                                              Mark R. Hahn
                                              Chief Financial Officer
March 30, 2005